UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2026

SPRINGBIG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40049	88-2789488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Ste. 340

Boca Raton, Florida, 33487

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 772-9172

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on (s which registered)
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported in a Current Report on Form 8-K filed by SpringBig Holdings, Inc. (the “Company”) on April 28, 2026, the Company received a “Notice of Default, Reservation of Rights and Notice of Termination” with respect to its outstanding 2024 Secured Term Notes and 2024 Secured Convertible Notes (together, the “Notes”) from Shalcor Management, Inc. and Lightbank II, L.P., the two principal Noteholders (together, the “Lead Noteholders”). During an event of default, the Noteholders may accelerate repayment obligations, foreclose on the Company’s assets, and exercise other rights and remedies pursuant to the Notes and related security agreements. On May 15, 2026, the Lead Noteholders sent a “Notice of Suspension of Rights and Exercise of Rights with respect to Pledged Securities, and Reservation of Rights” to the Company, resulting in the immediate suspension of all voting and other consensual rights of the Company on account of the Company’s equity interests in SpringBig Inc., its wholly-owned subsidiary through which it operates its business (the “Operating Subsidiary”), and immediate vesting of all such voting and other consensual rights in Shalcor Management Inc., as collateral agent and administrative agent under the Notes. Jaret Christopher was then removed as both Chief Executive Officer and director of the Operating Subsidiary and Coley Brown was appointed as interim Chief Executive Officer and Ivona Smith was appointed as a director of the Operating Subsidiary.

At this time, the Noteholders have not accelerated or demanded any payment of principal. However, the Company has no assurance that the Noteholders will not seek to enforce additional rights in the future. As a result of these developments, the Company has limited access to financial resources necessary to continue operations.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGBIG HOLDINGS, INC.

May 21, 2026	By:	/s/ Jason Moos
		Name:	Jason Moos
		Title:	Chief Financial Officer

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